EXHIBIT 13

POWER OF ATTORNEYS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chairman of the Board and President of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Mark W. Mullin
Mark W. Mullin Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ William L. Busler
William L. Busler Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Controller - Corporate of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity - N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Eric J. Martin
Eric J. Martin Controller - Corporate

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Joseph P. Carusone
Joseph P. Carusone Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ William Brown Jr.
William Brown Jr. Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Ronald F. Mosher
Ronald F. Mosher Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Vice President and Assistant Secretary of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ James P. Larkin
James P. Larkin Director, Vice President and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Peter P. Post
Peter P. Post Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Actuary of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Colette Vargas
Colette Vargas Director and Chief Actuary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Counsel, Vice President and Assistant Secretary of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Robert F. Colby
Robert F. Colby Director, Counsel, Vice President and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Cor H. Verhagen
Cornelis H. Verhagen Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Steven E. Frushtick
Steven E. Frushtick Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Vice President of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Peter G. Kunkel
Peter G. Kunkel Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ Elizabeth Belanger
Elizabeth Belanger Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Chief Financial Officer of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA GNY	Flexible Premium Variable Annuity – L	333-142763
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N
Separate Account VA-2LNY	Dreyfus/Transamerica Triple Advantage Variable Annuity	333-104243
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2007.

/s/ John R. Hunter
John R. Hunter Chief Financial Officer